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                                                                    Exhibit 32.2

                                  CERTIFICATION

             PURSUANT TO 18 U.S.C. 1350 AS ADOPTED BY SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Tiffany & Co. (the "Company") on Form 10-Q for the period ended July 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James N. Fernandez, as Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 30, 2007

                                            /s/ James N. Fernandez
                              --------------------------------------------------
                                              James N. Fernandez
                                         Executive Vice President and
                                            Chief Financial Officer